AGREEMENT

      THIS AGREEMENT ("Agreement"), dated as of March 15, 2005 ("Effective Date") by and among SPARKS EXHIBITS & ENVIRONMENTS CORP., a Pennsylvania corporation located at 2828 Charter Road, Philadelphia, PA 19154 ("Sparks"), ARGOSY INVESTMENT PARTNERS II, L.P., a Pennsylvania limited partnership located at 950 West Valley Road, Suite 2902, Wayne, PA 19087 ("Argosy"), and ALLIANCE MEZZANINE INVESTORS, L.P., a New Jersey limited partnership located at 96 Pompton Avenue, Verona, NJ 07044 ("Alliance"). Argosy and Alliance are collectively referred to herein as the "Investors".

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, intending to be legally bound, the parties to this Agreement hereby agree as follows:

      1. Sale. The Investors own the securities and instruments set forth on Schedule A (collectively, the "Securities") issued by Showtime Enterprises, Inc. and Showtime Enterprises West, Inc. (collectively, the "Companies") pursuant to the agreements set forth on Schedule A and agreements and documents ancillary thereto (collectively, the "Showtime Agreements"). Subject to the satisfaction of the terms and conditions of this Agreement, the Investors hereby sell, transfer all of its right, title and interest to and deliver, and Sparks hereby purchases, the Securities and Showtime Agreements free and clear of any liens, claims and encumbrances (the "Sale Transaction") for the consideration set forth in Section 2 hereof.

      2. Consideration. As consideration to the Investors for consummation of the Sale Transaction, Sparks shall:

            a. pay the Investors $387,500 in cash (64.286%% to Argosy and 35.714% to Alliance) on or before March 23, 2005;

            b. deliver to the Investors its promissory notes ("Notes") in the aggregate principal amount of $400,000 (64.286%% to Argosy and 35.714% to Alliance) in substantially the form set forth in Exhibit A;

            c. deliver to the Investors warrants ("Warrants") to acquire a total of 600,000 shares (64.286%% to Argosy and 35.714% to Alliance) of Marlton Technologies, Inc., trading as MTY on the American Stock Exchange ("Marlton") Common Stock pursuant to a Warrant Agreement (the "Warrant Agreement"), in substantially the form set forth in Exhibit B; and

            d. deliver to the Investors the Royalty Agreement (the "Royalty Agreement") in substantially the form set forth in Exhibit C.

      3. Representations.

            a. Each of the Investors hereby warrants and represents that (i) it has not previously sold, pledged nor encumbered such party's Securities and Showtime Agreements, (ii) it has the full power and authority to sell and transfer the Securities and Showtime Agreements, (iii) the outstanding principal balance on the Securities is $4,650,000 and (iv) upon satisfaction of the conditions precedent, it shall transfer all of its right, title and interest to the Securities and Showtime Agreements to Sparks, free and clear of any liens, claims and encumbrances.

            b. Each of the Investors hereby represents and warrants to Sparks and Marlton that it is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act (as such term is defined in the Warrant Agreement) and is acquiring the Warrants for investment for its own account, with no present intention of dividing or participating its participation with others (except as contemplated herein and except for assignments by an Investor to its limited partners that are "accredited investors") or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws.

      4. Miscellaneous.

            4.1 Events of Default. The occurrence of the following shall constitute an Event of Default hereunder: default in payment by Sparks as and when due under Section 2a hereof.

            4.2 Notices. All notices, requests, demands, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and when (i) delivered personally, (ii) mailed by first class certified mail, return receipt requested, postage prepaid, or (iii) sent by a nationally recognized overnight courier service, postage or delivery charges prepaid, to the parties at their respective addresses set forth on the first page of this Agreement or to such other addresses of which the parties may give notice in accordance with this Section 4.1.

            4.3 Entire Understanding; Modification. This Agreement sets forth the understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous, written, oral, expressed or implied, communications, agreements and understandings with respect to the subject matter hereof. This Agreement shall not be amended, modified, supplemented or terminated except in writing signed by both parties.

            4.4 Parties in Interest. This Agreement shall inure to the benefit of, bind and be enforceable by Sparks and the Investors. This Agreement shall not be assignable or delegable by any party, provided Sparks may assign its rights and duties hereunder without the Investors' consent to a successor in the event of a sale, merger, consolidation or similar transaction of Sparks or its parent entities. This agreement shall inure to the benefit of the successors and permitted assigns of Sparks.

            4.5 Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

            4.6 Counterparts. This Agreement may be fully executed in any number of counterparts, each of which when so executed and delivered shall be an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart hereof.

            4.7 Section Headings; References. Section and subsection headings in this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor affect its construction, interpretation, meaning or effect. All words used in this Agreement shall be construed to be of such number and gender as the context requires or permits.

            4.8 Waivers. Neither the failure nor delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall the single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

            4.9 Controlling Law. This agreement is made under, and shall be governed by, construed and enforced in accordance with, the substantive laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely therein without giving effect to principles of conflicts of laws.

            4.10 EXCLUSIVE JURISDICTION. IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES HERETO, THE PARTIES IRREVOCABLY CONSENT AND AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN PENNSYLVANIA; AND SERVICE OF PROCESS BY HAND DELIVERY OR BY CERTIFIED MAIL, TO THE ADDRESSES SET FORTH ABOVE FOR EACH PARTY.

            4.11 Survival. The provisions of this Agreement shall survive and continue in full force in accordance with their terms, notwithstanding completion of the Sale Transaction hereunder.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.

                                    Sparks Exhibits & Environments Corp.

                                    By:
                                        ----------------------------------------

                                    Argosy Investment Partners II, L.P.
                                    By: Argosy Associates II, L.P., its general
                                        partner
                                        By: Argosy Associates II, Inc., its
                                            general partner


                                            By:
                                                --------------------------------
                                                Name:  Kirk Griswold
                                                Title: Vice President

                                    Alliance Mezzanine Investors, L.P.
                                    By:  AMI Advisors, LLC, its general partner

                                            By:
                                                --------------------------------
                                                Name:  Kevin J. Bodnar
                                                Title: Director

                                   SCHEDULE A

----------------------------------------------------------------------------------------------------------
              Securities                        Outstanding Balance                      Agreements
----------------------------------------------------------------------------------------------------------
12.5% Senior Subordinated                                                       Securities Purchase
Debentures                                                                      Agreement
----------------------------------------------------------------------------------------------------------
      $1,607,000 Argosy                       $1,607,000 Argosy                 dated December 31, 2002
----------------------------------------------------------------------------------------------------------
      $893,000 Alliance                       $893,000 Alliance
----------------------------------------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------------------------------------
      Series A  87.7 shares
Argosy
----------------------------------------------------------------------------------------------------------
      Series A  48.7 shares
Alliance
----------------------------------------------------------------------------------------------------------
      Series B  44.0 shares
Argosy
----------------------------------------------------------------------------------------------------------
      Series B  24.4 shares
Alliance
----------------------------------------------------------------------------------------------------------
      Series C  49.6 shares
Argosy
----------------------------------------------------------------------------------------------------------
      Series C  27.6 shares
Alliance
----------------------------------------------------------------------------------------------------------
  12.5% Senior Subordinated                                                     First Amendment to
Debentures                                                                      Securities
----------------------------------------------------------------------------------------------------------
      $643,000 Argosy                         $643,000 Argosy                   Purchase Agreement dated
----------------------------------------------------------------------------------------------------------
      $357,000 Alliance                       $357,000 Alliance                 September 11, 2003
----------------------------------------------------------------------------------------------------------
Warrants - Series D
----------------------------------------------------------------------------------------------------------
      55.23 shares Argosy
----------------------------------------------------------------------------------------------------------
      30.67 shares Alliance
----------------------------------------------------------------------------------------------------------
13.5% Senior Subordinated                                                       Second Amendment to
Debentures                                                                      Securities
----------------------------------------------------------------------------------------------------------
      $417,950 Argosy                         $417,950 Argosy                   Purchase Agreement dated
----------------------------------------------------------------------------------------------------------
      $232,050 Alliance                       $232,050 Alliance                 February 4, 2004
----------------------------------------------------------------------------------------------------------

Warrants
      Series E + Series F
----------------------------------------------------------------------------------------------------------
      75.39 + 152.31  Argosy
----------------------------------------------------------------------------------------------------------
      41.86 + 84.57  Alliance
----------------------------------------------------------------------------------------------------------
13.5% Senior Subordinated                                                       Third Amendment to
Debentures                                                                      Securities
----------------------------------------------------------------------------------------------------------
      $321,500 Argosy                         $321,500 Argosy                   Purchase Agreement dated
----------------------------------------------------------------------------------------------------------
      $178,500 Alliance                       $178,500 Alliance                 August 23, 2004
----------------------------------------------------------------------------------------------------------